SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 27, 2010
(Date of Report; Date of Earliest Event Reported)
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)
734-477-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 27, 2010, Borders Group, Inc. (the “Company”) and LeBow Gamma Limited Partnership (the “Purchaser”) amended the Securities Purchase Agreement dated as of May 20, 2010 between the Company and the Purchaser (the “Agreement”), to provide that the consent rights relating to executive officers provided for in the Agreement will not be applicable to any action involving Mr. LeBow or his affiliates.
Item 9.01 Financial Statements and Exhibits
Exhibits:
10.1	First Amendment to the Securities Purchase Agreement dated as of September 27, 2010 between Borders Group, Inc. and LeBow Gamma Limited Partnership

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc. (Registrant)
Dated: September 27, 2010	By:	/s/ GLEN TOMASZEWSKI
Glen Tomaszewski
Interim Chief Financial Officer (Principal Financial and Accounting Officer)